REAFFIRMATION AGREEMENT

THIS REAFFIRMATION AGREEMENT (this “Agreement”) is made as of October 21, 2013, by the undersigned in favor of KELTIC FINANCIAL PARTNERS II, LP (“Lender”).

RECITALS:

CASTLE BRANDS INC., a corporation organized under the laws of the State of Florida (“CBI”) and CASTLE BRANDS (USA) CORP. a corporation organized under the laws of the State of Delaware (“CBUSA”) (individually and collectively, “Borrower”) and KELTIC FINANCIAL PARTNERS II, LP, a Delaware limited partnership (“Lender”), are parties to a Loan and Security Agreement dated as of August 19, 2011, as amended by a First Amendment dated as of July 23, 2012, by an Second Amendment dated as of March 11, 2013, and by a Third Amendment dated as of August 7, 2013 (as so amended, the “Credit Agreement”), in connection with which Borrower delivered an Amended and Restated Revolving Credit Note dated March 11, 2013 in a maximum principal amount of $8,000,000 (the “Revolving Credit Note”), an Amended and Restated Term Note dated August 7, 2013 in an original principal amount of $4,000,000, a Subordination Agreement dated August 7, 2013 between Lender and the parties named as “Junior Creditors” thereto (the “Subordination Agreement”), and other agreements, documents and instruments in connection therewith.

CBI is proposing to incur indebtedness in an aggregate original principal amount of $2,125,000 (the “2018 Subordinated Debt”) pursuant to the terms of the Castle Brands Inc. 5% Subordinated Convertible Notes due 2018 Purchase Agreement dated on or about the date of this Amendment (the “2018 Notes Purchase Agreement”), the Castle Brands Inc. 5% Subordinated Convertible Notes due 2018 dated on or about the date of this Amendment and issued to the “Purchasers” described in the 2018 Notes Purchase Agreement (collectively, the “2018 Subordinated Notes”), and the other agreements, documents and instruments executed and/or delivered to CBI in connection therewith (collectively, the “2018 Subordinated Debt Documents”). The Loan Documents prohibit Borrower from incurring additional indebtedness in such amount without Lender’s consent.

Borrower has requested that Lender consent to CBI’s incurrence of the 2018 Subordinated Debt, waive all Defaults and Events of Default occurring as a result of CBI’s execution and delivery of the 2018 Subordinated Debt Documents and incurrence of the 2018 Subordinated Debt, and amend the “EBITDA” covenant contained in the Credit Agreement in connection therewith pursuant to a Fourth Amendment, Waiver and Consent to the Credit Agreement and a First Amendment to the Subordination Agreement, each dated on or about the date hereof (together will all other agreements, documents and instruments executed and/or delivered to Lender, the “Fourth Amendment Documents”).

The Credit Agreement, the Revolving Credit Note, the Subordination Agreement, the Fourth Amendment Documents, and all other agreements, documents and instruments executed and/or delivered in connection therewith, as the same may be amended, restated, or otherwise modified from time to time, shall be collectively referred to as the “Loan Documents”.

Each of the undersigned indicated as a “Validity Party” has executed and delivered a Validity and Support Agreement dated on or about August 19, 2011 in favor of Lender (each, a “Validity Agreement”) pursuant to which such Validity Party has agreed to validate certain information provided by Borrower to Lender and provide support in connection with Lender’s efforts to collect collateral to secure Borrower’s payment and performance of all obligations and to Lender and such other matters as described in such Validity Agreement.

Each of the undersigned indicated as a “Term Loan Participant” has executed and delivered to Lender an Amended and Restated Participation Agreement dated August 7, 2013 in connection with the Term Note (the “Participation Agreement”) pursuant to which such Participant has agreed to participate in the Term Note and to such other matters upon such terms and conditions contained in the Participation Agreement.

Each of the undersigned indicated as a “Junior Creditor” has executed and delivered to Lender a Subordination Agreement dated August 7, 2013, in connection with the amendment and restatement of the Term Loan on August 7, 2013.

Lender has agreed to consent to CBI’s incurrence of the 2018 Subordinated Debt, waive all Defaults and Events of Default occurring as a result of CBI’s execution and delivery of the 2018 Subordinated Debt Documents and incurrence of the 2018 Subordinated Debt, and amend the “EBITDA” covenant contained in the Credit Agreement, subject to and conditioned on the execution and delivery of this Agreement by the undersigned to Lender.

AGREEMENT:

1. Notwithstanding the occurrence of any of the events described in the recitals hereto or anything to the contrary contained in any of the Loan Documents, Borrower hereby reaffirms to the Lender and ratifies its obligations under the Loan Documents (collectively, the “Keltic Obligations”), including, specifically, the Fourth Amendment Documents, and as the Loan Documents may have been amended, modified and/or restated from time to time and including the amendment, modification or restatement thereof in connection with the matters described in the recitals hereto, and each other agreement, document and instrument executed and/or delivered by the Borrower in connection therewith as the same may have been amended, modified and/or restated from time to time and including the amendment, modification or restatement thereof in connection with the matters described in the recitals hereto (collectively, the “Borrower Documents”), and hereby further ratifies and confirms that each of the Borrower Documents shall remain in full force and effect.

2. Notwithstanding the occurrence of any of the events described in the recitals hereto or anything to the contrary contained in such party’s Validity Agreement, each Validity Party hereby reaffirms to the Lender and ratifies its obligations under such Validity Agreement, and each other agreement, document and instrument executed and/or delivered by such Validity Party in connection therewith (collectively, the “Validity Documents”), and hereby further ratifies and confirms that each of the Validity Documents executed and/or delivered to Lender shall remain in full force and effect.

3. Notwithstanding the occurrence of any of the events described in the recitals hereto or anything to the contrary contained in the Participation Agreement, each Term Loan Participant hereby reaffirms to the Lender and ratifies its obligations under the Participation Agreement, as the same may be amended and restated pursuant to the Fourth Amendment Documents, and each other agreement, document and instrument executed and/or delivered by such Participant in connection therewith (collectively, the “Participation Documents”), and hereby further ratifies and confirms that each of the Participation Documents executed and/or delivered to Lender shall remain in full force and effect.

4. Notwithstanding the occurrence of any of the events described in the recitals hereto or anything to the contrary contained in the Subordination Agreement, each Junior Creditor hereby reaffirms to the Lender and ratifies its obligations under the Subordination Agreement, as the same may be amended and restated pursuant to the Fourth Amendment Documents, and each other agreement, document and instrument executed and/or delivered by such Junior Creditor in connection therewith (collectively, the “Subordination Documents”), and hereby further ratifies and confirms that each of the Subordination Documents executed and/or delivered to Lender shall remain in full force and effect.

5. No change, amendment or modification of this Agreement shall be valid or binding unless such change, amendment or modification shall be in writing and duly executed by all parties hereto and consented to by the Lender in writing.

6. This Agreement shall be governed by and interpreted and construed in accordance with the internal laws of the State of New York, without regard to its principles of conflicts of laws, and any dispute hereunder shall be brought in the appropriate court located in Westchester County, New York or Erie County, New York.

7. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto and the Lender, and no party hereto shall be relieved of its duties, obligations or liabilities under this Agreement without the express written consent of the other parties hereto and the Lender, regardless of assignments, delegations or other agreements with third parties which may provide otherwise.

8. This Agreement shall be binding upon the parties hereto, their successors, permitted assigns, heirs and legal representatives.

9. The invalidity of one or more phrases, sentences, clauses or paragraphs contained in this Agreement shall not affect the validity of the remainder of this Agreement.

10. This Agreement contains the entire understanding of the parties and the Lender with respect to the subject matter hereof and there are no other oral understandings, terms or conditions except as expressly stated herein and none of the parties have relied upon any representation, express or implied, not contained in this Agreement.

11. This Agreement may be executed in two (2) or more counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument.

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

BORROWER:

CASTLE BRANDS INC.	CASTLE BRANDS (USA) CORP.
By: /s/ Alfred J. Small	By: /s/ Alfred J. Small

Name: Alfred J. Small	Name: Alfred J. Small

Its: CFO	Its: CFO

VALIDITY PARTIES:
/s/ Alfred J. Small	/s/ John Glover

ALFRED SMALL	JOHN GLOVER
/s/ Michael Becker	/s/ T. Kelley Spillane

MICHAEL BECKER	T. KELLY SPILLANE
TERM LOAN PARTICIPANTS:
FROST GAMMA INVESTMENTS TRUST	MARIN BLEU INC.
By: /s/ Phillip Frost, M.D.	By: /s/ Stephen Liu, M.D.

Name: Phillip Frost	Name: Stephen Liu, M.D.

Its: Trustee	Its: Chairman

/s/ Mark E. Andrews, III	/s/ Susan M. Lampen

MARK E. ANDREWS, III	SUSAN M. LAMPEN
/s/ Michael S. Liebowitz	/s/ Chester Franklin Zoeller, III

MICHAEL S. LIEBOWITZ	CHESTER FRANKLIN ZOELLER III
JUNIOR CREDITORS:
FROST GAMMA INVESTMENTS TRUST	THREE COURT MASTER, LP
By: /s/ Phillip Frost, M.D.	By: /s/ Arthur Y. Roulac

Name: Phillip Frost, M.D.	Name: Arthur Y. Roulac

Its: Trustee	Its: Managing Partner

JACQUELINE SIMKIN TRUST AS AMENDED AND RESTATED 12/16/2003
By: /s/ Jacqueline Simkin

Name: Jacqueline Simkin

Its: Trustee

/s/ Susan M. Lampen	/s/ Mark E. Andrews, III

SUSAN M. LAMPEN	MARK E. ANDREWS, III
/s/ Brian L. Heller	/s/ Michael Brauser

BRIAN L. HELLER	MICHAEL BRAUSER
/s/ Subbarao Uppaluri	/s/ Juan F. Rodriguez

SUBBARAO UPPALURI	JUAN F. RODRIGUEZ
/s/ Tibor Hollo	/s/ Elliott Harris

TIBOR HOLLO	ELLIOTT HARRIS